SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2006
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                       ATEL Capital Equipment Fund XI, LLC
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             (Exact name of registrant as specified in its charter)


         California                 000-51858                    20-1357935
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


     600 California Street, 6th Floor, San Francisco, California 94108-2733
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 989-8800
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                                       N/A
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          (Former name or former address, if changed since last report)



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Item 7.01 Regulation FD Disclosure

On April 28, 2006, the registrant sent a letter to the members of its broker dealer selling group and their representatives, including the information regarding the registrant set forth below.

The registrant's manager has completed the restated 2004 10-K financial statements for prior program Funds V-VII and continues to work towards the completion of the restated 2004 10-Ks for prior program Funds VIII-X.

As it works to complete the restatements for these prior programs, the manager has determined that it will not at this time file the amendment to its registration statement on Form S-1 necessary to extend the registrant's offering period for a second year. Upon completion of the remaining prior program Fund 2004 restatements, the registrant intends to file an amendment to its registration statement on Form S-1, which will include the registrant's audited 2005 financial statements and any unaudited interim financial statements, in order to resume the registrant's public offering and extend it through the end of its second year.

The registrant has acquired a diversified portfolio of leases to investment-grade credits and high quality corporate credits and loans to venture-backed companies. Its broad investment mix, along with increased market interest rates, has led to stronger lease and loan rates. As of March 31, 2006, the registrant had raised $48.09 million of equity through its public offering and had acquired or committed to acquire $43.82 million of investment assets. The registrant has increased its distribution rate to its Unit holders from an annualized rate of 8.0% on a holder's invested capital to 9.25%, effective with the April 2006 distribution (to be paid in May). The rate and amount of future distributions will depend on the results of registrant's operations and there can be no assurance as to the amount or rate of any future distributions by the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   April 28, 2006
                                      ATEL Capital Equipment Fund XI, LLC
                                      By ATEL Financial Services, LLC,
                                      Manager of Registrant

                                      By: /s/ PARITOSH K. CHOKSI
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                                      Paritosh K. Choksi, Executive Vice
                                      President, Chief Financial Officer and
                                      Chief Operating Officer